UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2014 (April 17, 2014)

CENTRAL FEDERAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-25045	34-1877137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

7000 N. High Street, Worthington, Ohio	43085	(614) 334-7979
(Address of principal executive offices)	(Zip Code)	(Registrant’s Telephone Number)

_______________________________________________

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Change in Registrant’s Certifying Accountant.

Effective as of April 17, 2014, the Board of Directors of Central Federal Corporation (the “Company”), upon the recommendation of the Audit Committee (the “Audit Committee”) of the Board of Directors, approved the engagement of BKD, LLP (“BKD”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2014. The engagement of BKD resulted from a competitive request for proposal process undertaken by the Audit Committee pursuant to which the Audit Committee received proposals from BKD, Crowe Horwath LLP (“Crowe”) and one other independent registered public accounting firm.

During the Company’s two most recent years ended December 31, 2013 and 2012, and the subsequent interim period through April 17, 2014,  neither the Company nor anyone on its behalf consulted with BKD regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that BKD concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as those terms are defined in Item 304 of Regulation S-K and the related instructions.

On April 17, 2014, the Company, at the direction of the Audit Committee, notified Crowe that it has been dismissed as the Company’s independent registered public accounting firm effective as of the completion of the audit of the Company’s consolidated financial statements for the year ending December 31, 2013.

Crowe’s reports on the Company’s consolidated financial statements for each of the two most recent years ended December 31, 2013 and 2012, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent years ended December 31, 2013 and 2012, and the subsequent interim period through April 17, 2014, (i) there were no disagreements between the Company and Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe, would have caused Crowe to make reference to the subject matter of the disagreements in its report on the consolidated financial statements for such years, and (ii) there were no “reportable events” as that term is defined in Item 304 of Regulation S-K.

The Company provided Crowe with a copy of this Current Report on Form 8-K. A letter from Crowe addressed to the Securities and Exchange Commission stating whether Crowe agrees with the statements set forth above related to Crowe is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

16.1	Letter from Crowe Horwath LLP to the Securities and Exchange Commission dated April 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Federal Corporation

Date: April 21, 2014	By:	/s/ Timothy T. O’Dell
Timothy T. O’Dell
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

16.1	Letter from Crowe Horwath LLP to the Securities and Exchange Commission dated April 21, 2014.